--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 23, 2005
                       Morgan Stanley ABS Capital I Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                   333-113543             13-3939229
        ---------------           ------------------------   ----------------
 (State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
            Incorporation)                                   Identification No.)

       1585 Broadway                                         10036
      New York, New York                                -----------------------
    (Address of Principal                                   (Zip Code)
    Executive Offices)

Registrant's telephone number, including area code  (212) 761-4000
                                                    ----------------------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

     Item 8.01. Other Events
                ------------

     In connection with the offering of IXIS Real Estate Capital Trust 2005-HE4,
Mortgage Pass-through certificates, Series 2005-HE4, certain "Computational
Materials", dated October 24, 2005, within the meanings of the May 20, 1994
Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities
Association No-Action Letter were furnished to certain prospective investors
(the "Related Computational Materials").

     Item 9.01. Financial Statements and Exhibits
                ---------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibit 99.1. Related Computational Materials (as defined in Item 8.01 above)

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                           MORGAN STANLEY ABS CAPITAL I INC.
                           ---------------------------------
                              as  Depositor  and on behalf of IXIS Real  Estate
                              Capital  Trust 2005-HE4
                              Registrant

                                By:   /s/ Gail McDonnell
                                      ------------------------------------------
                                      Name:  Gail McDonnell
                                      Title: Vice President

Dated:  November 28, 2005

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.    DESCRIPTION
-----------    -----------
99.1           Related Computational Materials (as defined in Item 8.01 above).